NYSE: NAV 3 RD QUARTER 2013 EARNINGS PRESENTATION September 4, 2013 Exhibit 99.2

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions.
For a further description of these factors, see the risk factors set forth in our filings with the
Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

NYSE: NAV Troy Clarke, President & CEO 3 RD QUARTER 2013 RESULTS

5 NYSE: NAV Q3 2013 Earnings – 09/04/2013 • 2013 Strategic Objectives • Q3 2013 Financials • Drive to Deliver Update • Summary • Q&A 3 RD Quarter Actions

6 NYSE: NAV Q3 2013 Earnings – 09/04/2013 Introduction Walter G. Borst Executive Vice President & Chief Financial Officer

7
NYSE: NAV
Guiding Principles               Near-Term Priorities
•
Quality
•
Cost
•
Sense of Urgency
•
Great Products
•
Customer Satisfaction
•
People
2013
2013
Drive to Deliver
Drive to Deliver
Deliver Our Deliver Our
2013 Plans 2013 Plans
Hit Our Hit Our
Launches Launches
Improve Improve
Quality Quality
Sales Sales
Momentum Momentum

Q3 2013 Earnings – 09/04/2013

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
• EBITDA
• One-time Costs
• Global Challenges
• North America Volumes
• Positive Cash Performance
• Structural Cost Savings
• Increase in Class 8 Order Share
• Introduction of Cummins ISB 6.7L
• Non-core Assets Actions
3
RD
Quarter Summary

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Drive to Deliver
Making progress in our turnaround:
Goal
2015 End of year
run rate of
8-10% EBITDA
2012 QUARTERS 1-2 / 2013 QUARTERS 3-4 / 2013
8/27: Conducted VSP and
RIF to improve cost structure
9/6: Launched ROIC-focused
strategy
10/23: Finalized contract
with Cummins
10/26: Restructured in Brazil
10/30: Announced closer of
Garland facility
10/31: Completed equity
offering
10/31: Ended year with $1.5B
manufacturing cash
11/15: Launched ProStar
with ISX, ahead of schedule
12/18: Announced intent to
sell stake in Mahindra J.V.
1/6: Initiated best-in-class
benchmarking initiative
2/12: Completed sale of
equity interests
2/19: Subleased Alabama
facility
3/4: Sold Workhorse Custom
Chassis
3/7: Named Troy Clarke
President and CEO
4/11: Launched 9900i,
PayStar 5900 with Cummins
ISX15L
4/16: Named Jack Allen
COO
4/16: Achieved EPA
certification on 13L with SCR
4/29: Launched ProStar
with 13L with SCR
5/16: Announced the sale
of Navistar RV
5/20: Named Bill Kozek
President, NA Truck and
Parts
5/28: Launched TerraStar 4x4
5/30: Named Bill Osborne
SVP, Global Quality
6/20: Announced idling of
West Point facility
6/24: Named Walter Borst
EVP and CFO
7/16: Launched WorkStar
with 13L with SCR
7/31: Ended Q3 with $1.087B
manufacturing cash
8/8: Launched TranStar
with 13L with SCR
8/12: Navistar and Cummins
reach 10,000 orders
8/28: Conducted RIF to
improve cost structure
9/3: Announced expanded
product offering with
Cummins ISB
2014  ACTIONS

Walter G. Borst, Executive Vice President & CFO 3 RD QUARTER 2013 RESULTS NYSE: NAV

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Q3 2013 Year Over Year Results
* Attributable to Navistar International Corporation
Q3 2013 Q3 2012 Change
Revenue (Millions)
$2,861 $3,246 $(385)
Manufacturing Segment Profit
(Loss) (Millions)
$(68) $0 $(68)
EBITDA
(1)
(Millions)
$(74) $17 $(91)
Profit (Loss) from Continuing
Operations* (Millions)
$(237) $80 $(317)
Diluted Profit (Loss)  Per Share
from Continuing Operations*
(2)
$(2.94) $1.16 $(4.10)
Notes:  (1) EBITDA: Excludes $(10) million from discontinued operations.
(2)  Diluted (Loss) Per Share from discontinued operations were $(0.12) in Q3 2013 and $0.06 in Q3 2012,  Average shares outstanding were 80.6 million in
Q3 2013 compared to 68.9 million in Q3 2012.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Profit (Loss) from Continuing Operations
Q3 2012 to Q3 2013
$ in millions
80
(237)
(84)
(35)
(248)
50
($300)
($200)
($100)
$0
$100
$200
2012Q3 Actual Structural Cost Industry, Volume & Mix Warranty Taxes, Interest & Other 2013Q3 Actual

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Q3 2013 Manufacturing Cash Update
$ in millions
*Cash balance includes marketable securities.
**As shown on 6/10/2013
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
Guidance** Actual
Q2 2013 Manufacturing Cash Balance* $1,164 $1,164
Consolidated EBITDA 0 - 50 (74)
Capex / Cash Interest / Pension & OPEB Funding (190) (148)
Change in Net Working Capital 46 - 96 147
Debt Payments / Other (20) (2)
Q3 2013 Manufacturing Cash Balance* $1,000 - $1,100 $1,087

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Guidance:  Q4 2013 Manufacturing Cash
$ in millions
* Cash balance includes marketable securities.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
Guidance
Q3 2013 Manufacturing Cash Balance* $1,087
Consolidated EBITDA 0  - 50
Capex / Cash Interest / Pension & OPEB Funding (173)
Change in Net Working Capital 72  - 122
Debt Payments / Other 14
Q4 2013 Manufacturing Cash Balance* $1,000  - $1,100

15 NYSE: NAV Q3 2013 Earnings – 09/04/2013 • Pleased with 3 rd Quarter Cash Balance • Recapture Recent Market Share Losses • Right Size Cost Structure • Deliver on Future Profitability Targets Summary

NYSE: NAV Jack Allen, COO DRIVE TO DELIVER

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Guiding Principles               Near-Term Priorities
•
Quality
•
Cost
•
Sense of Urgency
•
Great Products
•
Customer Satisfaction
•
People
2013
2013
Drive to Deliver
Drive to Deliver
Hit Our
Launches
Improve
Quality
Deliver Our
2013 Plans
Sales
Momentum

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Investing in Quality –
Actions Demonstrate Customer Commitment
• Field campaigns ahead of
schedule
• Uptime has significantly
improved
• Positive quality trend continues
with new products

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Class 6 – 8 Industry Trends
• Mixed signals in fundamental economic
drivers
• Class 8 Q3  industry volumes 8% lower
than prior quarter
• FY 2013 Class 8 industry volume
205,000 – 215,000
• FY 2014 Class 8 industry volume grows to
220,000 – 230,000

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
15L ISX
•
•
•
13L SCR
•
•
Sales Momentum at Navistar
Majority of model and
configuration rollout complete
10,000+ orders received since
December 1
st
, 2012
Positive performance leads to
repeat orders
3,000,000+ test miles logged
4,500+ orders received since
March 1
st
, 2013

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Market share
Class 8
•
•
Medium Duty
•
Q3 order share 20%, Q3 retail
share 14%
Retail share to improve
Q3 order share 16%, Q3 retail
share 24%
• Announcement yesterday intended
to reverse this trend

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Medium Truck & Bus with Cummins ISB 6.7L
Cummins ISB 6.7L
•
•
•
•
Navistar Proprietary Engines
•
•
Cummins ISB order book open NOW!
Speed to market
Market-proven engine technology
Navistar experience with ISB
Initial production September, shipments
in December 2013
Revised transition plan for mid-range engines
Continue to offer EGR versions of mid-range engines

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
• Structural cost:
• $236 million in savings to date
• Additional $50 to $60 million savings initiated for FY 2014
• North America Parts:  Increased profit margins
• Material cost:  Ahead of plan
• Manufacturing:  Closed Garland
• Defense: Impact of sequestration
• Global: Social situation in Brazil, foreign exchange, Colombia
Drive to Deliver Progress

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
• Encouraged by Market Reception of Class 8 Products
• Expect Medium-Duty Offerings to Follow Suit
• Progressing Toward Profitability
• Building Momentum for 2014
• 8-10% EBITDA Run Rate Goal by End of 2015
Summary

NYSE: NAV Troy Clarke, President & CEO SUMMARY

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
• 2014 Areas of Improvement
• Fixed Cost Savings
• Structural Cost Savings
• Manufacturing Optimization
• Variable Cost Savings
• Material Cost
• Design Cost Reductions
Summary
• 8-10% EBITDA run rate goal by end of 2015
• Improve Market Share

NYSE: NAV APPENDIX

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
A Leader in Several Commercial Vehicle Segments
Note: Based on market share position determined by brand
Market Share
Q3 FY2013: ~24%
Market Share
Q3 FY2013: ~18%
Market Share
Q3 FY2013: ~12%
U.S. and Canada Class 6-8:

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Navistar Financial Corporation
Highlights
• Q3 2013: $23 million Financial Services Segment Profit
• Total U.S. financing availability of $768 million as of July 31, 2013 (includes bank facility availability of $388 million)
• Debt/Equity Leverage: 2.5 to 1
Retail Notes Bank Facility
• $840 million facility ($500
million revolver and $340
million term loan matures in
December 2016)
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
• On balance sheet
• NFSC wholesale trust as of
July 2013
– $924 million funding facility
– Variable portion matures
March 2014
– Term portions mature October
2013 and January 2015
• On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Dealer Floor Plan

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Market Share
We define our “traditional” markets to include U.S. and Canada and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.
Traditional Market Share Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3
Class 6 and 7 medium trucks 36% 36% 46% 44% 41% 27% 36% 36% 34% 33% 25% 26% 24%
Class 8 heavy trucks 17% 16% 17% 18% 17% 17% 15% 15% 13% 15% 11% 12% 12%
Class 8 severe service trucks 33% 32% 36% 37% 35% 31% 30% 30% 30% 30% 26% 22% 18%
Combined Class 8 21% 19% 21% 22% 21% 19% 18% 18% 17% 18% 14% 15% 14%
Market Share – U.S. & Canada School Bus and Class 6-8
2011 2012 2013

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Worldwide Truck Chargeouts
We define our “traditional” markets
to include U.S. and Canada School
bus and Class 6 through 8 medium
and heavy truck. We classify
militarized commercial vehicles
sold to the U.S. and Canadian
militaries as Class 8 severe service
within our “traditional” markets. Our
“traditional” markets include CAT-
branded units sold to Caterpillar
under our North America supply
agreement.
FISCAL YEAR 2011 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 2,000 2,200 2,900 9,200
MEDIUM 4,600 7,200 7,400 7,900 27,100
HEAVY 4,700 5,200 6,800 9,000 25,700
SEVERE 2,700 3,200 3,700 3,700 13,300
TOTAL 14,100 17,600 20,100 23,500 75,300
NON-TRADITIONAL MILITARY 100 400 200 700 1,400
EXPANSIONARY 4,900 6,900 8,000 9,500 29,300
WORLDWIDE TRUCK-Continued Ops 19,100 24,900 28,300 33,700 106,000
DISCONTINUED OPERATIONS 400 700 600 700 2,400
WORLDWIDE TRUCK-Total 19,500 25,600 28,900 34,400 108,400
FISCAL YEAR 2012 Q1 Q2 Q3 Q4 FULL YEAR
BUS 1,700 2,600 2,900 2,500 9,700
MEDIUM 4,300 7,100 5,800 4,700 21,900
HEAVY 8,000 7,200 6,300 5,600 27,100
SEVERE 3,300 3,600 3,600 3,100 13,600
TOTAL 17,300 20,500 18,600 15,900     72,300
NON-TRADITIONAL MILITARY 200 400 500 500         1,600
EXPANSIONARY 7,100 7,300 7,600 7,400      29,400
WORLDWIDE TRUCK-Continued Ops 24,600 28,200 26,700 23,800     103,300
DISCONTINUED OPERATIONS 200 200          400        900         1,700
WORLDWIDE TRUCK-Total 24,800 28,400 27,100 24,700 105,000
FISCAL YEAR 2013 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,000 2,500 2,600     -          7,100
MEDIUM 4,100 4,500 3,400     -          12,000
HEAVY 4,500 4,500 5,900     -          14,900
SEVERE 2,400 2,100 2,800     -          7,300
TOTAL 13,000 13,600 14,700    -          41,300
NON-TRADITIONAL MILITARY 300 300 100        -          700
EXPANSIONARY 6,600 5,900 8,000     -          20,500
WORLDWIDE TRUCK-Continued Ops 19,900 19,800 22,800    -          62,500
DISCONTINUED OPERATIONS 200 200 -         -          400
WORLDWIDE TRUCK-Total 20,100 20,000 22,800 0 62,900

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Worldwide Engine Shipments
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200    37,100    38,200    36,100    138,600
Other OEM sales 4,500      4,400      3,700      3,600      16,200
Intercompany sales 17,300    23,500    22,300    25,700    88,800
Total Shipments 49,000    65,000    64,200    65,400    243,600
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 24,100    25,300    28,600    28,700    106,700
Other OEM sales 2,200      2,000      3,000      2,900      10,100
Intercompany sales 21,600    23,400    20,600    17,500    83,100
Total Shipments 47,900    50,700    52,200    49,100    199,900
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 25,600    30,800    31,000    -         87,400
Other OEM sales 1,900      2,300      2,600      -         6,800
Intercompany sales 16,500    15,100    14,900    -         46,500
Total Shipments 44,000    48,200    48,500    -         140,700
2013
2011
2012

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Order Receipts – U.S. & Canada
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our
“traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.
(in units) 2013 2012 Change 2013 2012 Change
School buses
(A) 2,400 2,500 (100) (4)% 7,000 7,800 (800) (10)%
Class 6 and 7 medium trucks 2,500 4,000 (1,500) (38)% 9,600 15,700 (6,100) (39)%
Class 8 heavy trucks 7,700 5,000 2,700 54% 17,900 18,700 (800) (4)%
Class 8 severe service trucks
(B)
2,600 3,100 (500) (16)% 7,000 10,100 (3,100) (31)%
Total "traditional" markets 15,200 14,600 600 4% 41,500 52,300 (10,800) (21)%
Combined class 8 trucks 10,300 8,100 2,200 27% 24,900 28,800 (3,900) (14)%
(A)   U.S. and Canada School buses include buses classified as B, C and D.
(B)   Truck segment net orders include CAT-branded units sold to Caterpillar under our North America supply agreement.
Order Receipts: U.S. & Canada (Units)
"Traditional" Markets (U.S. and Canada)
%
Change
Three Months
Ended July 31,
%
Change
Nine Months
Ended July 31,

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.
-
2,000
4,000
6,000
8,000
10,000
12,000
Excludes the US portion of IC Bus

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Frequently Asked Questions
Q1: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3:
What is your net income attributable to non-controlling interests?
A:
Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4: What are your expected 2013 and beyond pension funding requirements?
A:
Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. In 2013, we expect to contribute $166 million to meet the minimum required contributions for all plans. We currently expect that from 2014 through 2016, the Company will be required to contribute at least $200 million per year in to the Plans, depending on asset performance and discount rates.
This is lower than our previously reported expectations due to the impact of the Moving Ahead for Progress in the 21st
Century Act which was enacted in July 2012.

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Frequently Asked Questions
Q5: What is your expectation for future cash tax payments?
A:
Q6: What is the current balance of net operating losses as compared to other deferred tax assets?
A:
Q7: How does your FY 2013 Class 8 industry outlook compare to ACT Research?
A:
Our cash tax payments will remain low in 2013 and will gradually increase as we utilize available net operating losses (NOLs) and tax credits in the future years.
As of October 31, 2012 the Company has deferred tax assets for U.S. federal NOLs valued at $318 million, state NOLs valued at $95 million, and foreign NOLs valued at $155 million, for a total undiscounted cash value of $568 million.  In addition to NOLs, the
Company has deferred tax assets for accumulated tax credits of $218 million and other deferred tax assets of $2.1 billion resulting in net deferred tax assets before valuation allowances of approximately $2.9 billion. Of this amount, $2.7 billion is subject to a valuation allowance at the end of FY2012.
Reconciliation to ACT:
ACT*
CY to FY adjustment
Total (ACT comparable Class 8 to Navistar)
Original Fcst Revised Fcst
Navistar Industry Retail Deliveries Combined Class 8 Trucks 215,000      205,000
Navistar difference from ACT 5,800          15,800
2.7% 7.7%
*Source:  ACT N.A. Commercial Vehicle Outlook - August 2013
U.S. and Canadian Class 8 Truck Sales
2013
227,800
(7,000)
220,800

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Frequently Asked Questions
Q8: What is your manufacturing interest expense for Fiscal Year 2013?
A: Interest expense is forecasted at $251 million.
Q9: What should we assume for capital expenditures in Fiscal Year 2013?
A: We plan to come in around $175 million, which is lower than our traditionally guided capital spending range of $200 million to $300 million for products and development. Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.
Q10: For the manufacturing debt currently outstanding in your most recent financial statement filings, what are the respective maturity dates and principal amounts outstanding?
A: The amounts and maturity dates are as follows (the values shown below are the amounts due and exclude the accounting impact of any OID or bifurcation):
Senior Secured Term Loan Credit Facility, due August 17, 2017 $698 million
8.25% Senior Notes due November 1, 2021 $1,200 million
3.0% Senior Subordinated Convertible Notes due October 15, 2014 $570 million
Debt of majority owned dealerships (various maturity dates) $54 million
Financing arrangements and capital lease obligations (various maturity dates) $82 million
Loan Agreement related to the 6.5% Tax Exempt Bonds due October 15, 2040 $225 million
Promissory Note due September 30, 2015 $23 million
Financed Lease Obligations $213 million
Other (various maturity dates) $33 million
Total $3,098 million

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Frequently Asked Questions
Q11: You disclosed in your Q2 2013 10Q that included in your results of operations for the three and six months ended April 30,
2013 out-of-period adjustments, which represent corrections of prior-period errors related to the accounting for certain sales transactions financed by GE. What was the impact on your current results and how will these types of transactions impact future results?
A: Our operating agreement with GE, our preferred source of retail customer financing for equipment offered by us and our dealers in the U.S., includes a loss sharing arrangement for certain credit losses. The determination was made that certain sales that were ultimately financed by GE as leases, did not qualify for revenue recognition and should have been accounted for as borrowings as we retained substantial risks of ownership in the leased property. The proceeds from the initial transfer should have been recorded as an obligation and amortized to revenue over the term of the financing. In addition, the financed equipment should have been transferred from inventory to equipment leased to others and depreciated over the term of the financing. Our financial exposure remains the same regardless of GE financing as a lease or as a note. That is, we have no additional residual exposure as a result of these transactions.
Correcting the errors in the second quarter of 2013, which were not material to any of the prior periods, resulted in an $8 million increase to Net loss in our Consolidated Statements of Operations for periods prior to fiscal 2013. The adjustments included $37 million of depreciation and $8 million of interest expense related to periods prior to fiscal 2013. In the future we will have increased depreciation and interest expense as a result of these transactions and any future transactions that are accounted for similarly.

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Q3 2013 Segment Profit
Q3 2013
GAAP
Q3 2012
GAAP
Change
Truck $(58) $(26) $(32)
Engine $(86) $(47) $(39)
Parts $76 $73 $3
Financial Services
(1)
$23 $22 $1
Segment Profit (Loss) $(45) $22 $(67)
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
$ in millions
Notes:  (1) Total sales and revenues in the Financial Services segment include interest revenues of $47 million for the three months ended July 31, 2013, and $53 million for the three months ended July 31, 2012.

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
The debt balances listed above include accounting impacts of any OID and bifurcation.
Outstanding Debt Balances
(in millions)
July 31, 2013 October 31, 2012
Manufacturing operations:
Senior Secured Term Loan Credit Facility, as Amended, due 2017, net of unamortized discount of $5 and $9, respectively
693 $          991
8.25% Senior Notes, due 2021, net of unamortized discount of $23 and $28, respectively
1,177 872
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of
$32 and $50, respectively
538 520
Debt of majority-owned dealerships
54 60
Financing arrangements and capital lease obligations
82 140
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040
225 225
Promissory Note
23 30
Asset-Based Credit Facility
— —
Financed lease obligations
213 —
Other
33 67
Total Manufacturing operations debt
3,038 2,905
Less: Current portion
116 172
Net long-term Manufacturing operations debt
2,922 $       2,733
Financial Services operations:
July 31, 2013 October 31, 2012
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019
791 $          994
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2019
837 763
Commercial paper, at variable rates, matured in 2013
— 31
Borrowings secured by operating and finance leases, at various rates, due serially through 2017
58 78
Total Financial Services operations debt
1,686 1,866
Less: Current portion
704 1,033
Net long-term Financial Services operations debt 982 $          833
$
$
$
$

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
Manufacturing Cash Flow
Beginning Mfg. Cash
1
Balance Fiscal 2010 Fiscal 2011 Fiscal 2012 Q1 2013 Q2 2013 Q3 2013
October 31, 2009 1,152 $
October 31, 2010 1,100 $
October 31, 2011 1,186 $
October 31, 2012 1,505 $
January 31, 2013 1,189 $
April 30, 2013 1,164 $
Approximate Cash Flows:
From Operations 409 680 (298) (203) (34) (11)
From Investing / (Cap Ex) (350) (485) (362) (71) (232) (54)
From Financing / (Debt Pay Down) (110) (106) 977 (37) 242 3
Exchange Rate Effect (1) (3) 2 (5) (1) (15)
Net Cash Flow (52) $           86 $            319 $          (316) $         (25) $           (77) $
Ending Mfg. Cash
1
Balance:
October 31, 2010 1,100 $
October 31, 2011 1,186 $
October 31, 2012 1,505 $
January 31, 2013 1,189 $
April 30, 2013 1,164 $
July 31, 2013 1,087 $
1 Cash = Cash, Cash Equivalents & Marketable Securities
$ in millions

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with
GAAP.
Manufacturing Segment Results:
We believe manufacturing segment results, which includes the segment results of our Truck, Engine, and Parts reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with marketable securities being treated as a cash equivalent. Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
(Dollars in Millions)
July 31,
2013
October 31,
2012
October 31,
2011
October 31,
2010
Manufacturing segment cash and cash equivalents 413 $         1,059 $      488 $         534 $
Financial services segment cash and cash equivalents 12 28 51 51
Consolidated cash and cash equivalents 425 $         1,087 $      539 $         585 $
Manufacturing marketable securities 674 $         446 $         698 $         566 $
Financial services segment marketable securities 34 20 20 20
Consolidated marketable securities 708 $         466 $         718 $         586 $
Manufacturing segment cash and cash equivalents 413 $         1,059 $      488 $         534 $
Manufacturing marketable securities 674 446 698 566
Manufacturing segment cash, cash equivalents and marketable securities 1,087 $      1,505 $      1,186 $      1,100 $

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
SEC Regulation G –
Manufacturing Cash
**Adjusted to exclude marketable securities from the ending balance and to include the change in marketable securities in the cash flows from investing/capital expenditures line.
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows **
(Dollars in Millions)
For the year ended October 31, 2010
Cash flows from operations 409 698 - 1,107
Cash flows from investing / capital expenditures (350) 492 (576) (434)
Cash flows from financing / debt pay down (110) (1,180) (10) (1,300)
Effect of exchange rate changes (1) 1 - -
Net cash flows (52) 11 (586) (627)
Beginning cash, cash equivalents and marketable securities balance 1,152 60 - 1,212
Ending cash, cash equivalents and marketable securities balance 1,100 $              71 (586) $                585 $
For the year ended October 31, 2011
Cash flows from operations 680 200 - 880
Cash flows from investing / capital expenditures (485) (206) (132) (823)
Cash flows from financing / debt pay down (106) 6 - (100)
Effect of exchange rate changes (3) - - (3)
Net cash flows 86 - (132) (46)
Beginning cash, cash equivalents and marketable securities balance 1,100 71 (586) 585
Ending cash, cash equivalents and marketable securities balance 1,186 $              71 $                     (718) $                539
$
$
$
$ $
$ $
$
$
$

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
SEC Regulation G –
Manufacturing Cash
**Adjusted to exclude marketable securities from the ending balance and to include the change in marketable securities in the cash flows from investing/capital expenditures line.
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows **
(Dollars in Millions)
For the year ended October 31, 2012
Cash flows from operations (298) 908 - 610
Cash flows from investing / capital expenditures (362) 108 252 (2)
Cash flows from financing / debt pay down 977 (1,040) - (63)
Effect of exchange rate changes 2 1 - 3
Net cash flows 319 (23) 252 548
Beginning cash, cash equivalents and marketable securities balance 1,186 71 (718) 539
Ending cash, cash equivalents and marketable securities balance 1,505 48 (466) 1,087
For nine months ended July 31, 2013
Cash flows from operations (248) 282 - 34
Cash flows from investing / capital expenditures (357) (92) (242) (691)
Cash flows from financing / debt pay down 208 (194) - 14
Effect of exchange rate changes (21) 2 (19)
Net cash flows (418) (2) (242) (662)
Beginning cash, cash equivalents and marketable securities balance 1,505 48 (466) 1,087
Ending cash, cash equivalents and marketable securities balance 1,087 46 (708) 425
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$

46 NYSE: NAV SEC Regulation G – Non-GAAP Reconciliations $ in millions Q3 2013 Earnings – 09/04/2013

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
SEC Regulation G –
Significant Items Included Within Our Results
(A) In the third quarter and first nine months of 2013, the Company incurred charges for adjustments to pre-existing warranties of $48 million and $252 million, respectively. During the third quarter and first nine months of 2012, the Company recorded charges for adjustments to pre-existing warranties of $30 million and $259 million, respectively. For the third quarter and first nine months of 2012, the associated tax impact of the charges were income tax benefits of $101 million and $102 million, respectively.
(B) In the third quarter of 2013, the Company recorded asset impairment charges of $17 million, of which $13 million was recognized by the Truck segment and $4 million was recognized by the Engine segment. These charges are the result of our ongoing evaluation of our portfolio of assets to validate their strategic and financial fit, which led to the discontinuation of certain engineering programs related to products that were determined to be outside of our core operations or not performing to our expectations.
In the second quarter of 2012, the Company recognized asset impairment charges of $38 million that resulted from the decision to idle Workhorse Custom Chassis business, of which, $28 million was recognized in the Income (loss) from discontinued operations, net of tax and $10 million was recognized by the Parts segment. In the third quarter and first nine months of 2012, the associated tax impact of the adjustments recognized in Income (loss) from discontinued operations, net of tax were income tax benefits of $3 million and
$10 million, respectively.  For both the third quarter and first nine months of 2012 the associated tax impact of the charges related to continuing operations were an income tax benefit of $4 million.
(C) In the third quarter and first nine months of 2013, the Engine segment recorded charges for non-conformance penalties of $7 million and $29 million, respectively, primarily for certain 13L engine sales. In the third quarter and first nine months of 2012, the Engine segment recorded charges for non-conformance penalties of $10 million and $20 million, respectively. For both the third quarter and first nine months of 2012, the associated tax impact of the adjustments were an income tax benefit of $8 million.
(D) Of the total charges for accelerated depreciation in the first nine months of 2013, $20 million was related to certain assets related to the closure of our Garland Facility, and $19 million, which included the $4 million recognized in the third quarter of 2013, was primarily related to certain assets affected by the discontinuation of certain engine programs, particularly the MaxxForce15L. The Truck segment recognized charges of $23 million in the first nine months of 2013, and the Engine segment recognized charges of $4 million and $16 million, in the third quarter and first nine months of 2013, respectively.
(E) In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra. The first nine months of 2013 results include a gain of $26 million from the divestiture, of which the Truck and Engine segments recognized $15 million and $11 million, respectively.
(F) In May 2013, we divested substantially all of our interest in the operations of Monaco. As a result of the divestiture, we impaired certain assets and recognized a loss totaling $24 million in the first nine months of 2013. The loss was included in the Income (loss) from discontinued operations, net of tax.
(G) As a result of the legal settlement with Deloitte and Touche LLP in December 2012, we received cash proceeds of $35 million in the first quarter of 2013.
(H) In the second quarter of 2012, we recognized an income tax benefit of $181 million from the release of a significant portion of our income tax valuation allowance on our Canadian deferred tax assets.
The above items relating to 2013 did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012. The above items relating to charges in 2012 have been adjusted to reflect the impact of income taxes which are calculated based on the respective periods estimated annual effective tax rate. The income tax impact of the third quarter of 2012 adjustments reflects the impact of a change in the third quarter of 2012 to the Company's 2012 estimated annual effective tax rate. The change is the result of updates to the forecasted earnings and the jurisdictional mix.
Three Months Ended
July 31,
Nine Months Ended
July 31,
(in millions) 2013 2012 2013 2012
Expense (income):
Adjustments to pre-existing warranties
(A)
$ 48 $ (71) $ 252 $ 157
Asset impairment charges
(B)
17
(7)
17
24
Charges for non-conformance penalties
(C)
7
2
29
12
Accelerated depreciation
(D)
4 — 39 —
Mahindra Joint Ventures divestiture
(E)
2 — (26) —
Monaco RV divestiture
(F)
(1)
—
24
—
Legal settlement
(G)
— — (35) —
Income tax valuation allowance release
(H)
— — —
(181)

NYSE: NAV
Q3 2013 Earnings – 09/04/2013
ROIC Definition
(PBT  + Mfg Interest + Implied Interest on Operating Leases) X (1-Cash Tax Rate)
Paid-in-Capital – Treasury Stock + Retained Earnings  + Book Value of
Operating Leases + Book Value of Mfg Debt  – Mfg Cash
4
1
– Excludes significant items such as restructuring, impairments, and engineering integration expenses
2
–
If an Accumulated Deficit exists, then it will not be included in the calculation
3
– Excludes Financial Services Operation debt
4
–
Manufacturing Cash includes Cash and cash equivalents + Marketable securities
1
2
3